                                                                   Exhibit 99.3



                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Development Fund (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.


         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Sierra Pacific Development Fund (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO
800 ____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT
(800) ____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Development Fund with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.

Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Sierra Pacific Development Fund

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Development Fund II (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.


         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.





----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Sierra Pacific Development Fund II (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.


         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO
800 ____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT
(800) ____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Development Fund II with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.

Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Sierra Pacific Development Fund II

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Development Fund III (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.


         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Sierra Pacific Development Fund III (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO
800 ____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT
(800) ____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Development Fund III with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.

Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Sierra Pacific Development Fund III

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Institutional Properties V (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Sierra Pacific Institutional Properties V (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.


         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO
800 ____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT
(800) ____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Institutional Properties V with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.


Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Sierra Pacific Development Fund V

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Pension Investors '84 (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Sierra Pacific Pension Investors '84 (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.


         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO
800 ____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT
(800) ____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Pension Investors '84 with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.



Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Sierra Pacific Pension Investors '84

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Nooney Income Fund Ltd., L.P. (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.





----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Sierra Pacific Pension Investors '84 (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO
800 ____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Pension Investors '84 with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.

Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Sierra Pacific Pension Investors '84

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Nooney Income Fund Ltd. II, L.P. (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Nooney Income Fund Ltd. II, L.P. (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT
(800) ____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Nooney Income Fund Ltd. II, L.P. with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.

Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Nooney Income Fund Ltd. II, L.P.

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2000, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Nooney Real Property Investors- Two, L.P. (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's          [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the         participation in the      with respect to my Fund's
Consolidation and a          Consolidation.            participation in the
merger with American                                   Consolidation.
Spectrum or subsidiary or
the transfer of all of
the assets of my Fund to
American Spectrum.


[_] "FOR" the amendments     [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of    amendments to my Fund's   with respect to the
Limited Partnership          Agreement of Limited      amendments to my Fund's
described in the             Partnership described in  Agreement of Limited
Supplement for my Fund.      the Supplement for my     Partnership described in
                             Fund.                     the Supplement for my
                                                       Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote FOR the Consolidation and the amendments.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2000 or such later date as may be selected by the general partners.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2000, and the Supplement dated _______, 2000 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                           NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2000, and the transmittal letter attached hereto, sent with this Note Option Election Form pursuant to which the undersigned may elect, if the undersigned has voted "Against" the Consolidation and if Nooney Real Property Investors-Two, L.P. (the "Fund") participates in the Consolidation, to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"), the terms of which are described in the Prospectus/Consent Solicitation as the "Note Option."

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Common Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2000 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2000.



----------------------------   ----------   ------------------------------   ----------
Signature of Limited Partner      Date      Signature of Co-owner (if any)      Date


               MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
     (Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                             THE MAILING LABEL, UNLESS
                                             YOUR NAME IS PRINTED INCORRECTLY.


         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO
800 ____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM COMMON SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO

HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM COMMON SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT
(800) ____-______.

         This form appoints _________ and ________ as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Nooney Real Property Investors-Two, L.P. with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, my lawfully do or cause to be done by virtue thereof.

Signature:            Title:                                Date:



------------------    Limited Partner,                      _____________, 2000
Name:                 Nooney Real Property Investors-Two, L.P.